                                                                    EXHIBIT 10.4

                              AMENDMENT NO. 1 TO
                                LOAN AGREEMENT


          This Amendment No. 1 to Loan Agreement (this "Amendment"), dated as of January 30, 2001, is entered into with reference to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of October 31, 2000 among Korn/Ferry International, a Delaware corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), Bank of America, N.A., as Administrative Agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. Section references herein relate to the Loan Agreement unless otherwise stated.

          The parties hereto hereby agree as follows:

          1.   Section 6.15 - Foreign Subsidiaries.  Section 6.15 is hereby
               -----------------------------------   ------------
amened  and restated in full to read as follows:

               "6.15  Foreign Subsidiaries.  So long as the conditions set forth
                      --------------------
          in Section 8.3 shall not have been satisfied, for each time period set forth below, permit the sum of Cash, Cash Equivalents and marketable securities held by the Foreign Subsidiaries, on a cumulative basis, to exceed the amount set forth opposite such time period:

          Time Period               Maximum Permitted
          -----------               -----------------

     Closing Date through and
     including April 30, 2001                      $62,000,000

     May 1, 2001 and thereafter                    $45,000,000"

          2.   Section 8.3 - Post Closing Conditions.  Each of the parties
               -------------------------------------
hereto hereby agrees that (a) each of the conditions set forth in Section 8.3 of
                                                                  -----------
the Loan Agreement shall be satisfied, in form and substance satisfactory to the Administrative Agent and the Lenders, on or prior to April 30, 2001 and (b) the failure to satisfy such conditions on or before such date shall constitute an Event of Default under the Loan Agreement.

          3.   Exhibit B - Compliance Certificate.  The Compliance Certificate
               ----------------------------------
attached to the Loan Agreement as Exhibit B is hereby amended and restated in
                                  ---------
full in the form of Annex I attached to this Amendment.
                    -------

          4.   Exhibit I - Pledge Agreement.  Each of the parties hereto hereby
               ----------------------------
agrees that (a) the Pledge Agreement, in the form attached to the Loan Agreement as Exhibit I, has not been delivered pursuant to the terms of Section 8.13 of
   ---------                                                  ------------
the Loan Agreement and (b) the

Pledge Agreement attached to the Loan Agreement as Exhibit B is hereby amended
                                                   ---------
and restated in full in the form of Annex II attached to the Amendment. Each of
                                    --------
the parties hereto acknowledges that the only amendments to such Pledge Agreement are reflected on Schedule I thereto.
                           ----------

          5.   Effectiveness.  This Amendment shall become effective on such
               -------------
date as the Administrative Agent shall have received duly executed counterparts of (a) this Amendment and (b) Annex III attached hereto, each signed by each
                              ---------
Party thereto, each of the which shall be in form and substance satisfactory to the Administrative Agent and the Lenders (the "Effective Date").

          6.   Representations and Warranties.  Except (i) for representations
               ------------------------------
and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Loan Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the Borrower hereby represents and warrants that each representation and warranty made by Borrower in Article 4 of the Loan
                                                          ---------
Agreement (other than Sections 4.6  and 4.10) are true and correct as of the
                      -------- ---      ----
date hereof as though such representations and warranties were made on and as of the date hereof. Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the consents, waivers, amendments or transactions set forth herein or contemplated hereby.

          7.   Confirmation.  In all respects, the terms of the Loan Agreement
               ------------
and the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.


          IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Lenders have executed this Agreement as of the date first set forth above by their duly authorized representatives.


                               KORN/FERRY INTERNATIONAL, a Delaware
                               corporation


                               By:  /s/ Donald E. Jordan
                                    _________________________________
                                    Name:  Donald E. Jordan
                                    Title: Senior Vice President, Finance

                               BANK OF AMERICA, N.A., as Administrative Agent and sole Lender

                               By:  /s/ David J. Stassel
                                    _________________________________
                                    David J. Stassel, Vice President

                                                                         ANNEX I

                                   EXHIBIT B
                                   ---------

                            COMPLIANCE CERTIFICATE
                            ----------------------


TO:  BANK OF AMERICA, N.A.

     Reference is made to the Loan Agreement dated as of October 31, 2000 by and among KORN/FERRY INTERNATIONAL, a Delaware corporation ("Borrower"), the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Loan Agreement.

     I, ____________________, hereby certify that I am a Senior Officer of Borrower, and that as of the last day of the Fiscal Quarter ended
_______________ (the "Test Date"):

I.  Section 5.12(a)--Acquisitions.
    -----------------------------

     During the Fiscal Year (or portion thereof) ending on the Test Date, the aggregate consideration paid for (i) Investments permitted by Section 6.11(e) of the Loan Agreement where the Borrower's proportionate share of the Target EBITDA is less than zero and (ii) all Permitted Acquisitions of targets with a Target EBITDA of less than zero was $___________ in cash and $____________ in equity securities of Borrower.

     Maximum Permitted:

               (A) $15,000,000 (excluding, for the Fiscal Year ending April 30, 2001, any consideration paid for Permitted Acquisitions and such Investments closed or made prior to the Closing Date) paid in cash and

               (B) $10,000,000 (excluding, for the Fiscal Year ending April 30, 2001, any consideration paid for Permitted Acquisitions and such Investments closed or made prior to the Closing Date) in the form of equity securities of Borrower or any of its Subsidiaries (provided that where such
                                                        --------
     consideration is in the form of equity securities of a Subsidiary of Borrower, Borrower shall at all times maintain a controlling voting interest therein)

II.  Section 6.5(b) and (d)--Distributions.
     -------------------------------------

     A. During the Fiscal Year (or portion thereof) ending on the Test Date, the aggregate amount of Distributions consisting of the acquisition by Borrower of shares of its common stock from employees or dividends paid to such employees in the form of shares of common stock was $____________.

     Maximum Permitted:    $500,000

     B. As of the Test Date, the aggregate amount of Distributions consisting of Permitted Stock Repurchases was $______________.

     Maximum Permitted:    $20,000,000

III.  Section 6.8(d) and (g)--Indebtedness and Contingent Obligations.
      ---------------------------------------------------------------
      A. As of the Test Date, the aggregate outstanding principal amount of Permitted Seller Indebtedness created, incurred, assumed or suffered to exist by Borrower and its Subsidiaries was $____________.

     Maximum Permitted:    $75,000,000

     B. As of the Test Date, the aggregate amount of unsecured Indebtedness (including, without limitation, Subordinated Obligations) created, incurred, assumed or suffered to exist by Borrower and its Subsidiaries, other than as allowed by Section 6.8(a) through 6.8(f), inclusive, was $____________.

     Maximum Permitted:    $10,000,000

     C. As of the Test Date, the aggregate amount of Indebtedness permitted by Section 6.8(d) and 6.8(g) which was incurred by Subsidiaries of Borrower was $____________.

     Maximum Permitted:    $45,000,000

IV.  Section 6.9(d)--Liens; Negative Pledges; Sales and Leasebacks.
     -------------------------------------------------------------

     As of the Test Date, the amount of purchase money Liens securing Indebtedness permitted under Section 6.8(g) created, incurred, assumed or suffered to exist by Borrower and its Subsidiaries was $____________.

     Maximum Permitted:    $5,000,000

V.  Section 6.10(b)--Transactions with Affiliates.
    ---------------------------------------------

     As of the Test Date and following the Closing Date the aggregate value of transactions between Borrower or its Subsidiaries and any officer or Affiliate of Borrower was $____________.

     Maximum Permitted:    $1,000,000

VI.  Section 6.11(e) and (f)--Investments.
     ------------------------------------

     A. During the Fiscal Year (or portion thereof ) ending on the Test Date, the aggregate consideration paid for all Investments consisting of the acquisition of less than a fifty-one percent (51%) voting interest in the target of such acquisition was $__________.

     Maximum Permitted:    $15,000,000 (excluding, for the Fiscal Year ending
                           April 30, 2001, any consideration paid for any such Investment prior to the Closing Date)

     B. As of the Test Date, the aggregate amount of Investments made or suffered to exist by Borrower and its Subsidiaries other than as allowed by
Section 6.11(a) through 6.11(e), inclusive, was $____________.

     Maximum Permitted:    $7,500,000

VII.  Section 6.12--Fixed Charge Coverage Ratio.
      ------------------------------------------

     As of the Test Date, the Fixed Charge Coverage Ratio (as calculated below) was _____: 1.00.

     The Minimum Permitted Fixed Charge Coverage Ratio is as follows:/1/

     Fiscal Quarters Ending During the Period           Minimum Ratio
     ----------------------------------------           -------------

     Closing Date through January 30, 2001              0.80:1.00

     January 31, 2001 through April 29, 2001            0.90:1.00

     April 30, 2001 through April 29, 2002              1.10:1.00

     April 30, 2002 and thereafter                      1.25:1.00


Fixed Charge Coverage Ratio -- Component Calculations.
-----------------------------------------------------

As of the Test Date, the ratio of:
                         -----

     (a) the sum of (i) EBITDA for the four
             --- --
     Fiscal Quarter period ending on the
     Test Date (as calculated below)      $_____________

     minus (ii) Capital Expenditures paid in cash
     -----
     during such period but excluding amounts
     financed by Capital Leases and purchase
     money financing (provided, that for each
                      --------
     Fiscal Quarter in the Fiscal Year ending
     April 30, 2001, this amount shall be fixed at
     $5,000,000 irrespective of actual Capital
     Expenditures, Capital Leases and purchase
     money financing)        $_____________

     minus (iii) income taxes payable for that
     -----
     period            $_____________

     equals (a) [(i)-(ii)-(iii)]             $_____________
     ----------

     to:

     (b) the sum of
             --- --

     (i) Interest Expense paid in cash during
     such fiscal period         $_____________

     plus (ii) the Amortization Adjustment for
     ----
_______________________________
/1/ However, if Borrower shall make any Permitted Stock Repurchase, the Fixed Charge Coverage Ratio for fiscal periods ending July 31, 2001 and thereafter shall be not less than 1.25:1.00.

     such fiscal period        $_____________

     plus (iii)  all principal payments
     ----
     (including, without limitation, all
     scheduled payments and any
     prepayments) on all Indebtedness
     of Borrower and its Subsidiaries
     during such fiscal period      $_____________

     plus (iv)  commencing with the Fiscal
     ----
     Quarter ending July 31, 2001, the
     aggregate principal amount paid during
     such fiscal period with respect to
     Permitted Stock Repurchases.      $_____________

     equals (b) [(i)+(ii)+(iii)+(iv)]            $_____________
     ----------

     equals Fixed Charge Coverage Ratio [(a)/(b)]      ___:1.00
     ----------------------------------


VIII.  Section 6.13--Leverage Ratio:  The Leverage Ratio (as calculated below)
       ----------------------------
was _____: 1.00.

     Maximum Permitted:    1.50:1.00

Leverage Ratio -- Component Calculations.
----------------------------------------

     (a) Total Funded Debt of Borrower and its Subsidiaries
     as of the Test Date (as calculated below)        $_________

     divided by (b) EBITDA of Borrower and its Subsidiaries
     ------- --
     for the fiscal period consisting of the Test Fiscal Quarter and the three immediately preceding Fiscal Quarters
     (the "Test Period") (as calculated below)        $_________

     equals Leverage Ratio [(a)/(b)]          ___:1.00
     ---------------------

Total Funded Debt of Borrower and its Subsidiaries -- Component Calculations.
----------------------------------------------------------------------------

     In the above computation, Total Funded Debt of Borrower and its Subsidiaries as of the Test Date is (without duplication) the sum of the following, determined on a consolidated basis for Borrower and its Subsidiaries:

     (a) all outstanding principal Indebtedness of Borrower and its Subsidiaries for borrowed money (including debt securities
                                      ---------
     issued by Borrower or any of its Subsidiaries) on the
     Test Date                $_________

     plus (b) the aggregate amount of all Capital Lease Obligations
     ----
     of Borrower and its Subsidiaries on the Test Date      $_________

     plus (c) all obligations in respect of letters of credit or other
     ----
     similar instruments for which Borrower or any of its Subsidiaries
     are account parties or are otherwise obligated        $_________

     plus (d) the aggregate amount of all Contingent Obligations and
     ----
     other similar contingent obligations of Borrower and its Subsidiaries
     with respect to any of the foregoing          $_________

     plus (e) any obligations of Borrower or any of its Subsidiaries
     ----
     to the extent that the same are secured by a Lien on any of the assets of Borrower or its Subsidiaries, other than Permitted Encumbrances $_________

     equals Total Funded Debt [(a)+(b)+(c)+(d)+(e)]        $_________
     ------------------------

EBITDA - Component Calculations.
-------------------------------

     EBITDA for the Test Period was calculated as follows, in each case as determined on a consolidated basis for Borrower and its Subsidiaries, in accordance with Generally Accepted Accounting Principles:

     (a) Net Income (or net loss) for the Test Period $_________

     plus (b) without duplication and to the extent deducted from revenues
     ----
     in determining Net Income (or net loss), the sum of:
                                                  ---

     (i) the aggregate amount of Interest Expense
     for the Test Period        $_________

     plus (ii) the aggregate amount of income tax
     ----
     expense for the Test Period      $_________
     plus (iii) all amounts attributable to amortization
     ----
     and depreciation for the Test Period    $_________

     plus (iv) non-cash charges during such period
     ----
     which do not reflect cash expenditures and which
     are not expected to result in cash expenditures
     during the term of the Loan Agreement    $_________

     equals (b) [(i)+(ii)+(iii)+(iv)]          $_________
     ----------

     minus (c) the sum without duplication and to the extent
     -----         ---
     added to revenues in determining Net Income for such period:

     (i)  non-cash gains during the Test Period $_________

     plus (ii) gains (or minus losses) on sales of fixed
     ----                -----
     assets during the Test Period      $_________

     equals (c) [(i)+(ii)]            $_________
     ----------

     equals EBITDA [(a)+(b)-(c)]            $_________
     -------------


IX.  Section 6.14--Minimum Quick Ratio:  As of the Test Date, the Quick Ratio
     ---------------------------------
(as calculated below) was _____: 1.00.

     Minimum Permitted:    0.75:1.00  (0.85:1.00 if the aggregate
                           Permitted Seller Indebtedness
                           incurred by Subsidiaries of
                           Borrower exceeded $25,000,000
                           at any time during the Fiscal
                           Quarter ending on the Test Date)

Quick Ratio Component Calculations.
----------------------------------

As of the Test Date, the ratio of:

     (a) the sum of (i) Borrower's and its Subsidiaries'
         -------
     current Cash and Cash Equivalents      $_________

             plus (ii) marketable securities plus
             ----
             trade accounts receivable      $_________

             equals (a) [(i) +(ii)]            $_________
             ----------

     to (b) the sum of (i) the current liabilities
            -------
     of Borrower and its Subsidiaries        $_________
             plus (ii) to the extent not included
             ----
             in current liabilities, the aggregate
             outstanding principal amount
             under the Loan Agreement      $_________

     equals (b) [(i) + (ii)]                    $_________
     ----------

     equals [(a)/(b)]                          ____:1:00
     ------


X.  Section 6.15--Foreign Subsidiaries.  (Apply only so long as the conditions
    ----------------------------------
set forth in Section 8.3 of the Loan Agreement have not been satisfied).

     As of the Test Date, the aggregate amount of Cash, Cash Equivalents and marketable securities held by the Foreign Subsidiaries was $___________.

     The Maximum Permitted holdings are as follows:

               Time Period                    Maximum Permitted
               -----------                    -----------------

          Closing Date through and
          including April 30, 2001                  $62,000,000
                    =====

          May 1, 2001 and thereafter                $45,000,000
          =====

XI. I further certify that the calculations made and the information contained or incorporated herein are derived from the books and records of Borrower and its Subsidiaries, as applicable, and that each and every matter contained or incorporated herein correctly reflects those books and records.

     IN WITNESS WHEREOF, I have signed this Certificate on this _____ day of ___________, 200 .


                                KORN/FERRY INTERNATIONAL,
                                a Delaware corporation


                                By: ______________________________
                                    Name:
                                    Title:

                                                                        ANNEX II
                                   EXHIBIT I
                                   ---------

                               PLEDGE AGREEMENT
                               ----------------


          This PLEDGE AGREEMENT (this "Agreement"), dated as of October 31, 2000, is made by KORN/FERRY INTERNATIONAL, a Delaware corporation ("Grantor"), in favor of Bank of America, N.A., as Administrative Agent under the Loan Agreement hereafter referred to, and in favor of each of the Lenders therein named (collectively, "Secured Party"), with reference to the following facts:

                                   RECITALS
                                   --------

          A. Pursuant to the Loan Agreement dated as of October 31, 2000 among Grantor, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"), the Lenders have agreed to extend certain credit facilities to Grantor.

          B. The Loan Agreement provides, as a condition precedent to the Lenders' obligation to extend credit facilities to Grantor, that Grantor shall enter into this Agreement, and shall pledge certain Pledged Collateral to Secured Party, all under the terms and conditions set forth in this Agreement.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Lenders to extend credit facilities to Grantor under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantor hereby represents, warrants, covenants, agrees, and pledges as follows:

          1.   Definitions.  This Agreement is the Pledge Agreement referred to
               -----------
in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Loan Agreement as though set forth herein in full. The following terms shall have the meanings respectively set forth after each:

          "Certificates" means all certificates, instruments or other documents
           ------------
     now or hereafter representing or evidencing any Pledged Securities.

          "Distributions" means dividends, distributions, redemption payments,
           -------------
     liquidation payments, and all rights to any of the foregoing.

          "Issuer" means any issuer of any Pledged Securities.
           ------

          "Pledged Collateral" means any and all property of Grantor now or
           ------------------
     hereafter pledged
     and delivered to Secured Party pursuant to this Agreement, and includes without limitation (a) the Pledged Securities, and any Certificates or other written evidences representing such Pledged Securities and any interest of Grantor in the entries on the books of any securities intermediary or financial intermediary pertaining thereto, (b) all proceeds and products of any of the foregoing, and (c) any and all collections, Distributions, interest or premiums with respect to any of the foregoing.

          "Pledged Securities" means:
           ------------------

               (a) sixty-five percent (65%) of the capital stock or member or
               --------------------------------------------------------------
          other equity interests in each of the Foreign Subsidiaries listed on
          --------------------------------------------------------------------
          Schedule I hereto (each a "Designated Foreign Subsidiary" and
          ----------
          collectively, the "Designated Foreign Subsidiaries"), (b) any and all securities now or hereafter issued in substitution, exchange or replacement therefor, or with respect thereto, and (c) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock or member or other equity interests in any Designated Foreign Subsidiary (except that in no event shall more
                                          ------
          than sixty-five percent (65%) of the capital stock or member or other equity interest of any Designated Foreign Subsidiary be pledged to Secured Party hereunder).

          "Secured Party" means the Administrative Agent (acting as the
           -------------
     Administrative Agent and/or on behalf of the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms hereof and of the Loan Agreement, any right, remedy, privilege or power of Secured Party may be exercised by the Administrative Agent, or by the Requisite Lenders, or by any Lender acting with the consent of the Requisite Lenders.

          2.   Incorporation of Representations, Warranties, Covenants and Other
               -----------------------------------------------------------------
Provisions of Loan Documents.  This Agreement is one of the Loan Documents
----------------------------
referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full. In addition, Grantor hereby represents and warrants to Secured Party as follows:

          (a) Grantor has good and marketable title to the Pledged Collateral in which Grantor is purporting to grant a security interest to Administrative Agent on behalf of Secured Party, and the Pledged Collateral is not subject to any Lien other than Permitted Encumbrances and other encumbrances permitted pursuant
     ----- ----
to the Loan Agreement;

          (b) Grantor has the right and power to pledge the Pledged Collateral owned by Grantor to Administrative Agent on behalf of Secured Party without the consent, approval or authorization of, or notice to, any Person (other than such consents, approvals, authorization or notices which have been obtained or given prior to the date hereof) and such pledge constitutes the valid, binding and enforceable obligation of Grantor, enforceable against Grantor in accordance with the terms hereof and the other Loan Documents, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion;

          (c) Upon delivery to Administrative Agent of the Pledged Collateral referred to in this Agreement, Administrative Agent will have a first priority perfected security interest in the Pledged Collateral securing the Obligations;

          (d) All shares of capital stock or member or other equity interest that constitute a portion of the Pledged Collateral are duly authorized, validly issued in accordance with all applicable Laws, fully paid and non-assessable, and represent sixty-five percent (65%) of the issued and outstanding shares of common stock or member or other equity interest of each of the Designated Foreign Subsidiaries.

          3.   Creation of Security Interest.
               -----------------------------

          3.1  Pledge of Pledged Collateral.  Grantor hereby pledges to
               ----------------------------
Administrative Agent on behalf of Secured Party and grants to Administrative Agent on behalf of Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party, together with all products, proceeds, Distributions, Cash, instruments and other Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral (provided that in no event shall more than
                                      --------
sixty-five percent (65%) of the capital stock or member or other equity interest of any Designated Foreign Subsidiary be pledged to Secured Party hereunder). The security interest and pledge created by this Section 3.1 shall continue in
                                             -----------
effect so long as any Obligation is owed to Secured Party or any commitment to extend credit to the Grantor under the Loan Documents remains outstanding from the Lenders.

          3.2  Delivery of Certain Pledged Collateral.  Promptly following the
               --------------------------------------
execution of this Agreement, Grantor shall cause to be pledged and delivered to Administrative Agent for the benefit of Secured Party the Certificates evidencing the capital stock listed on Schedule 1 hereto. Following the Closing
                                       ----------
Date, additional Pledged Collateral may from time to time be delivered to Administrative Agent for the benefit of Secured Party by agreement between Secured Party and Grantor. All Certificates at any time delivered to Administrative Agent for the benefit of Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Administrative Agent shall hold all Certificates pledged hereunder pursuant to this Agreement unless and until released in accordance with Section 3.3 or Section 13 of this Agreement.
     -----------    ----------

          3.3  Release of Pledged Collateral.  Pledged Collateral that is
               -----------------------------
required to be released from the pledge and security interest created by this Agreement in order to permit Grantor to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, or dividend payment or distribution that Grantor is entitled to consummate pursuant to the Loan Docu ments, if any, shall be so released by Administrative Agent at such times and to the extent necessary to permit Grantor to consummate such permitted transactions promptly following Administrative Agent's receipt of written request therefor by Grantor specifying the purpose for which release is requested and such further certificates or other documents as Administrative Agent on behalf of Secured Party reasonably shall request in its discretion to confirm that Grantor is permitted to consummate such permitted transaction and to confirm Secured Party's replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents). Any request for any permitted release shall be transmitted to Administrative Agent on behalf of Secured Party. Administrative Agent, at the expense of Grantor, promptly shall redeliver all Certificates and shall execute and deliver to Grantor all documents requested by Grantor that are reasonably necessary to release Pledged Collateral of record whenever Grantor shall be entitled to the release thereof in accordance with this Section 3.3.
                                                                 -----------
          4.   Security for Obligations. This Agreement and the pledge and
               ------------------------
security interests granted herein secure the prompt payment, in full in cash, and full performance of, all Obligations, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Grantor now or hereafter existing under the Loan Documents and all interest that accrues on all or any part of any of the Obligations of Grantor after the filing of any petition or pleading against Grantor or any other Person for a proceeding under any Debtor Relief Law.

          5.   Further Assurances.  Grantor agrees that at any time, and from
               ------------------
time to time, at its own expense Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the issuers of, or obligors on any of the Pledged Collateral to so execute, deliver, file or take other actions, that may be necessary or desirable, or that Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral. Grantor hereby (a) irrevocably directs the issuers of or obligors on any such Pledged Collateral, or each securities intermediary, registrar, transfer agent or trustee for any such Pledged Collateral, to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Pledged Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to any of such parties; and (b) covenants and agrees to transfer or reinvest any such Pledged Collateral, immediately upon Secured Party's request, in such manner as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in such Pledged Collateral in favor of Administrative Agent on behalf of Secured Party, or the priority, control and exclusivity thereof, free of all other Liens and claims except as may be permitted by the terms hereof or of the Loan Agreement.

          6.   Voting Rights; Dividends; etc.  So long as no Event of Default
               -----------------------------
under the Loan Agreement occurs and remains continuing:

          6.1  Voting Rights.  Grantor shall be entitled to exercise any and all
               -------------
voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement, or the other Loan Documents.

          6.2  Interest and Distribution Rights.  Grantor shall be entitled to
               --------------------------------
receive and to retain and use any and all interest, premiums or Distributions paid in respect of the Pledged

Collateral; provided, however, that any and all such Distributions received in
            --------  -------
the form of capital stock (or other equity interest) shall be, and the Certificates representing such capital stock (or other equity interest) forthwith shall be delivered to Administrative Agent to hold as, Pledged Collateral and shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of Grantor, and forthwith be delivered to Administrative Agent for the benefit of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements). Notwithstanding the foregoing sentence, Grantor shall not be required to deliver to Administrative Agent to hold as Pledged Collateral any Distributions received in the form of capital stock (or other equity interest), and such Distributions shall not constitute Pledged Collateral, to the extent that (a) such capital stock (or other equity interest) represents an equity interest in a Designated Foreign Subsidiary and (b) Secured Party's receipt of such capital stock (or other equity interest) would cause Secured Party to obtain a pledge pursuant to this Agreement of greater than sixty-five percent (65%) of the applicable equity interest of the applicable Designated Foreign Subsidiary.

          7.   Rights During Event of Default.  When an Event of Default has
               ------------------------------
occurred and is continuing:

          7.1  Voting and Distribution Rights.  At the option of Secured Party,
               ------------------------------
all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6.1 above, and to
                                                       -----------
receive the interest, premiums and Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6.2 above, shall cease, and
                                             -----------
all such rights shall thereupon become vested in Administrative Agent for the benefit of Secured Party who shall thereupon, at the direction of Administrative Agent, have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such Distributions, provided,
                                                                     --------
however, that Grantor' rights to receive Distributions pursuant to Section 6.2
-------                                                            -----------
above shall not cease with respect to, and Secured Party shall not have the right to receive and hold as Pledged Collateral, any Distributions made in respect of the Pledged Collateral in the form of capital stock (or other equity interest), or the Certificates representing such capital stock (or other equity interest), to the extent that (a) such capital stock (or other equity interest) represents an equity interest in a Designated Foreign Subsidiary and (b) Secured Party's receipt of such capital stock (or other equity interest) would cause Secured Party to obtain a pledge pursuant to this Agreement of greater than sixty-five percent (65%) of the applicable equity interest of the applicable Designated Foreign Subsidiary. Administrative Agent shall give notice to Grantor of Secured Party's election to exercise voting rights with respect to the Pledged Collateral; provided, however, that (i) neither the giving of such
                        --------  -------
notice nor the receipt thereof by Grantor shall be a condition to exercise of any rights of Secured Party hereunder, and (ii) neither Administrative Agent nor any Lender shall incur any liability for failing to give such notice.

          7.2  Distributions Held in Trust.  All Distributions which are
               ---------------------------
received by Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and forthwith shall be paid over to Administrative Agent for the account of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

          7.3  Irrevocable Proxy.  Grantor hereby revokes all previous proxies
               -----------------
with
regard to the Pledged Securities and appoints Administrative Agent for the benefit of Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders (or other equity holders, as applicable) of the corporations (or other entities, as applicable) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders (or other equity holders, as applicable) of such corporations (or other entities, as applicable) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if Grantor had personally attended the meetings or had personally voted the Pledged Securities or had personally signed the written consents; provided, however, that the proxyholder shall have rights
                      --------  -------
hereunder only upon the occurrence and during the continuance of an Event of Default under the Loan Agreement. Grantor hereby authorizes Administrative Agent to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instru ment with the secretary or other appropriate officer of the appropriate corporation or other entity as applicable. This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Grantor under the Loan Agreement remains outstanding from the Lenders and until such time as all Obligations have been paid and performed in full.

          8.   Transfers and Other Liens.  Grantor agrees that, except as
               -------------------------
specifically permitted under the Loan Documents, it will not (i) sell, assign, exchange, transfer or otherwise dis pose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Encumbrances and other encumbrances permitted pursuant to the Loan Agreement, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

          9.   Secured Party Appointed Attorney-in-Fact.  Grantor hereby
               ----------------------------------------
irrevocably appoints Administrative Agent for the benefit of Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor, and in the name of Grantor, or otherwise, from time to time, in Secured Party's sole and absolute discretion to do any of the following acts or things:
(a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue per fected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) to do any and every act which Grantor is obligated to do under this Agreement;
(c) to prepare, sign, file and record, in Grantor's name, any financing statement covering the Pledged Collateral; and (d) to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided, however, that
                                                      --------  -------
Administrative Agent shall be under no obligation whatsoever to take any of the foregoing actions, and neither Administrative Agent nor any Lender shall have any liability or responsibility for any act or omission (other than Administrative Agent's or such Lender's own gross negligence or willful misconduct) taken with respect thereto. Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided for in the Loan Agreement.

          10.  Administrative Agent May Perform Obligations. If Grantor fails to
               --------------------------------------------
perform any Obligation contained herein, Administrative Agent for the benefit of Secured Party may, but without any obligation to do so and without notice to or demand upon Grantor, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party's security interests therein, Administrative Agent being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party's security interests, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Grantor hereby agrees to repay immediately upon demand all sums so expended by Secured Party, together with interest from the date of expenditure at the rates provided for in the Loan Agreement. Except as otherwise provided in this Agreement or other Loan Documents, neither Administrative Agent nor any Lender shall be under any duty or obligation to preserve, maintain or protect the Pledged Collateral or any of Grantor's rights or interest therein, exercise any voting rights with respect to the Pledged Collateral, whether an Event of Default has occurred or is continuing, or make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of Grantor or any other Person having any interest therein; and neither Administrative Agent nor any Lender assumes and none shall be obligated to perform the Obligations of Grantor, if any, with respect to the Pledged Collateral.

          11.  Reasonable Care.  Administrative Agent shall be deemed to have
               ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which Administrative Agent accords its own property, it being understood that Administrative Agent shall not have any responsibility for ascertaining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          12.  Events of Default and Remedies.
               ------------------------------

          12.1  Rights Upon Event of Default.  Upon the occurrence and during
                ----------------------------
the continuance of an Event of Default under the Loan Agreement, Grantor shall be in default hereunder and Secured Party shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable Law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition the following rights and remedies, all of which may be exercised with or without further notice to
Grantor:

          (a) to notify any Issuer of any Pledged Securities and any and all other obligors on any Pledged Collateral that the same has been pledged to Administrative Agent for the benefit of Secured Party and that all Distributions and other payments thereon are to be made directly and exclusively to Administrative Agent for the account of Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

          (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party's name(s) or in the name of Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

          (c) in accordance with applicable Law, to take possession of the Pledged Collateral with or without judicial process;

          (d) to endorse, in the name of Grantor, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

          (e) to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees; and

          (f) in accordance with applicable Law, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker's board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

          12.2  Notice of Sale.  Secured Party shall give Grantor at least five
                --------------
(5) business days' written notice of sale of all or any part of the Pledged Collateral. Any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral. Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

          12.3  Private Sales.  Upon the occurrence and during the continuance
                -------------
of an Event of Default under the Loan Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral is sold at private sale, Grantor agrees that if the Pledged Collateral is sold for a price which Secured Party in good faith believes to be reasonable, then, (A) the sale shall be deemed to be commercially reasonable in all respects, (B) Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (C) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for Pledged Collateral which is not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Collateral for an amount substantially less than a pro rata share of the fair market value of such Issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Collateral or Pledged Collateral that is privately traded.

          12.4  Title of Purchasers.  Upon consummation of any sale of Pledged
                -------------------
Collateral pursuant to this Section 12, Administrative Agent on behalf of
                            ----------
Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Secured Party, and any Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in case of any such failure, the Pledged Collateral may be sold again upon like notice.

          12.5  Disposition of Proceeds of Sale.  The net cash proceeds
                -------------------------------
resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses
                                     -----
(including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; and second, to the satisfaction of all Obligations,
                              ------
with application as to any particular Obligations to be in the order set forth in the Loan Agreement or other Loan Documents.

          13.  Continuing Effect.
               -----------------

          (a) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Administrative Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          (b) The lien on the Pledged Collateral shall be released when (a) all Obligations of Grantor now or hereafter existing under the Loan Agreement and the other Loan Documents shall have been paid in full in cash, waived or otherwise performed and satisfied in full and (b) no portion of the Commitment remains outstanding. Following the full satisfaction and performance of such conditions, Secured Party shall return the Pledged Collateral to Grantor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Pledged Collateral to Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantor.

          14.  Covenant Not to Issue Uncertificated Securities.  Grantor
               -----------------------------------------------
represents and warrants to Secured Party that all of the capital stock (or other equity interests) of each of the Issuers is in certificated form (as contemplated by Article 8 of the California Uniform Commercial Code), and covenants to Secured Party that it will not cause or permit any Issuer to issue any capital stock (or other equity interest) in uncertificated form or seek to convert all or any part of its existing capital stock (or other equity interest) into uncertificated form (as contemplated by Article 8 of the California Uniform Commercial Code). The foregoing representations, warranties and covenants shall survive the execution and delivery of this Agreement.

          15.  Covenant Not to Dilute Interests of Secured Party in Pledged
               ------------------------------------------------------------
Securities. Grantor represents, warrants and covenants to Secured Party that it
----------
will not at any time cause or permit any Issuer to issue any additional capital stock (or other equity interest), or any warrants, options or other rights to acquire any additional capital stock (or other equity interest), if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities or in any Issuer.

          16.  Indemnity.  Grantor agrees to indemnify and hold harmless Secured
               ---------
Party, and each of them, from and against any and all claims, demands, losses, judgments and liabilities (including without limitation liabilities for penalties) of whatsoever kind or nature, and to reimburse Secured Party for all costs and expenses, including without limitation reasonable attorneys' fees and expenses and/or costs and expenses associated with, arising out of or in connection with this Agreement or the exercise by Secured Party of any right or remedy granted to it hereunder or under the other Loan Documents other than arising from the gross negligence or willful misconduct of Secured Party. In no event shall Secured Party be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof and other than arising from its gross negligence and willful misconduct. If and to the extent that the agreements of Grantor under this Section 16 are unenforceable for any
                                          ----------
reason, Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under applicable Law.

          17.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

          18.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

          19.  Additional Powers and Authorization.   The Administrative Agent
               -----------------------------------
has been appointed as the Administrative Agent hereunder pursuant to the Loan Agreement and shall be entitled to the benefits of the Loan Agreement and the other Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may employ agents, trustees, or attorneys-in-fact and may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

          20.  Successors and Assigns.   This Agreement will be binding upon and
               ----------------------
inure to the benefit of Grantor, Secured Party, the Administrative Agent, and their respective successors and assigns (each of which shall be deemed to have agreed to be bound by the provisions hereof), except that Grantor may not assign
                                              ------
its rights hereunder or any interest herein without the prior written consent of all the Lenders.

          21.  WAIVER OF JURY TRIAL. GRANTOR AND SECURED PARTY EXPRESSLY WAIVES
               --------------------
THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED OR INCIDENTAL TO THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GRANTOR AND SECURED PARTY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN

EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed as of the date first above written.

                                  "Grantor"

                                  KORN/FERRY INTERNATIONAL,
                                  a Delaware corporation


                                  By: ______________________________

                                      ______________________________
                                         [Printed name and title]



ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"Secured Party"

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders


By:  ___________________________

   ___________________________
       [Printed name and title]

                                  SCHEDULE 1
                                  ----------

                         CLOSING DATE EQUITY INTERESTS



        Issuer of Capital Stock or           Class of   Certificate    Number     Percentage of
          Other Equity Interest              Interest     No(s).      of Shares     Ownership
------------------------------------------   --------   -----------   ---------   --------------
Korn/Ferry International (H.K.) Limited                                                      65%
Korn/Ferry International GmbH                                                                65%
Korn/Ferry International - Japan                                                             65%
Korn/Ferry International, Limited                                                            65%

                                                                       ANNEX III

                    CONSENT AND REAFFIRMATION OF GUARANTOR

          The undersigned guarantor hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 1 to Loan Agreement ("Amendment No. 1"). In connection therewith, the undersigned expressly and knowingly reaffirms its liability under each of the Loan Documents to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document.

          The undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed.

          The undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor is not necessary for the continued validity and enforceability of any Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 1.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor to be executed as of January 30, 2001.



KORN/FERRY INTERNATIONAL
FUTURESTEP, INC., a Delaware
corporation

By:  ____________________________
     Name:
     Title:

                                     III-1